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                    SECURITIES AND EXCHANGE COMMISSIONPRIVATE
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)          April 25, 1997
                                                          --------------

                         WSFS FINANCIAL CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)


  Delaware                        0-16668                      22-2866913
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(State or Other           (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                          Identification Number)
Incorporation)

838 Market Street, Wilmington, Delaware                          19899
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (302) 792-6000
                                                              -------------
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Item 5.  Other Events
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     On April 25, 1997, the registrant announced that the Board of Directors approved the repurchase of up to 10%, or 1,250,000 shares, of the outstanding common stock of the Corporation. No shares have yet been repurchased under this program.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WSFS FINANCIAL CORPORATION

Date: April 25, 1997
                                                /s/ Marvin N. Schoenhals
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                                                    Marvin N. Schoenhals
                                           President and Chief Executive Officer